UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2008
BATESVILLE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Batesville Boulevard
Batesville, Indiana		47006
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (812) 934-7500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 14, 2008, the Board of Directors of Batesville Holdings, Inc. (“Batesville Holdings”) elected James A. Henderson, William J. Cernugel, Mark C. DeLuzio and Thomas H. Johnson as directors of Batesville Holdings effective upon completion of the Distribution described under Item 8.01 below. Biographical information regarding these individuals, information about the classes to which they and other directors were elected, and information regarding the committees on which these individuals will serve upon completion of the Distribution is set forth under the heading “Management” in the information statement filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 8.01. Other Events.
     On March 14, 2008, the Board of Directors of Hillenbrand Industries, Inc. (“Hillenbrand Industries”) formally approved the previously announced distribution (the “Distribution”) to Hillenbrand Industries’ shareholders of all of the common stock of Batesville Holdings held by Hillenbrand Industries, and established the record date and distribution date for the Distribution. To implement the Distribution, Hillenbrand Industries will distribute to each of its shareholders, through a pro rata dividend, one share of Batesville Holdings common stock for each share of Hillenbrand Industries common stock held by such shareholder as of the close of business on March 24, 2008, the record date for the Distribution. The Distribution is expected to be made after the close of business on March 31, 2008, which is referred to as the distribution date. A press release issued by Hillenbrand Industries announcing the approval of the Distribution and the establishment of the record date and distribution date is filed as Exhibit 99.2 and incorporated herein by reference. An information statement describing the details of the Distribution and providing information as to the business and management of Batesville Holdings is filed as Exhibit 99.1 hereto and is incorporated herein by reference. The information statement will be mailed to Hillenbrand Industries shareholders of record at the close of business on March 24, 2008, the record date for the Distribution.
     In connection with the distribution, on or about March 18, 2008, Batesville Holdings will enter into definitive agreements with Hillenbrand Industries that, among other things, set forth the terms and conditions of the Distribution and provide a framework for Batesville Holdings’ relationship with Hillenbrand Industries after the Distribution. Summaries of the material terms of these definitive agreements, which consist of a distribution agreement, a judgment sharing agreement, an employee matters agreement, a tax sharing agreement, shared services agreements and transitional services agreements, are set forth under the heading “Arrangements Between Original Hillenbrand and New Hillenbrand” in the information statement filed as Exhibit 99.1 hereto, and those summaries are incorporated herein by reference. The distribution agreement, judgment sharing agreement, employee matters agreement and tax sharing agreement are each filed as exhibits to the Registration Statement on Form 10 filed by Batesville Holdings, Inc.
Item 9.01. Financial Statements and Exhibits.
 (d) Exhibits.

Exhibit Number	Description

99.1	Information Statement dated March 17, 2008

99.2	Press release dated March 17, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATESVILLE HOLDINGS, INC.

DATE: March 17, 2008	BY:	/S/ Cynthia L. Lucchese

Cynthia L. Lucchese
Senior Vice President and
Chief Financial Officer

DATE: March 17, 2008	BY:	/S/ Theodore S. Haddad, Jr.

Theodore S. Haddad, Jr.
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Information Statement dated March 17, 2008

99.2	Press release dated March 17, 2008

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